SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2002

               BASIC TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-27635	84-1446622
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

7318 Point of Rocks Road, Sarasota, Florida 34242
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (941) 928-5110

1026 West Main Street, Suite 104, Lewisville, Texas 75067
(Former name or former address, if changed since last report)
ITEM 7:	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
(a) Financial Statements
Pursuant to Item 7(a)(4), the Registrant files herewith the following financial statements of the acquired business:
Rover Telcom Corporation Report of Independent Auditor
Rover Telcom Corporation Balance Sheet as of June 30, 2002
Rover Telcom Corporation Statements of Operations for the period from October 5, 2001 (inception) to June 30, 2002
Rover Telcom Corporation Statement of Changes in Shareholders' Deficit for the period from October 5, 2002 (inception) to June 30, 2002
Rover Telcom Corporation Statements of Cash Flows for the period from October 5, 2001 to June 30, 2002
Rover Telcom Corporation Notes to Financial Statements
_____________________________________________________________
Net Asset of Fresno Report of Independent Auditor
Net Asset of Fresno Statements of Net Assets as of March 31, 2002 (unaudited) and December 31, 2001
Net Asset of Fresno Statements of Divisional Operations for the three month periods ended March 31, 2002 and 2001 (unaudited) and for the years ended December 31, 2001 and 2000.
Net Asset of Fresno Statements of Divisional Cash Flows for the three month periods ended March 31, 2002 and 2001 (unaudited) and for the years ended December 31, 2001 and 2000.
Net Asset of Fresno Notes to Financial Statements
(b) Pro Forma Financial Information
Pursuant to Item 7(a)(4), the Registrant files herewith the following pro forma financial information:
Unaudited Pro Forma Combined Balance Sheet As Of June 30, 2002
Unaudited Pro Forma Combined Statements Of Operations For The Year Ended June 30, 2002

ROVER TELCOM CORPORATION

Page
Report of Independent Auditors	F-11
Balance Sheet at June 30, 2002	F-12
Statement of Operations for the period from October 5, 2001
(inception) through June 30, 2002.	F-13
Statement of Changes in Shareholders' Deficit for the period from
October 5, 2001 (inception) through June 30, 2002	F-14
Statement of Cash Flows for the period from October 5, 2001
(inception) through June 30, 2002	F-15
Notes to Financial Statements	F-16

Report of Independent Auditors

To the Board of Directors and Shareholders
Rover Telcom Corporation:

We have audited the accompanying balance sheet of Rover Telcom Corporation as of June 30, 2002, and the related statements of operations, changes in shareholders' deficit, and cash flows for the period from October 5, 2001 (inception) through June 30, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rover Telcom Corporation as of June 30, 2002, and the related statements of operations, changes in shareholders' deficit, and cash flows for the period from October 5, 2001 (inception) through June 30, 2002 in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has a limited operating history and has suffered significant operating losses since inception, which raises a substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Cordovano and Harvey, P.C.
Denver, Colorado
November 11, 2002

ROVER TELCOM CORPORATION
BALANCE SHEET
June 30, 2002
Assets

Current assets:
Cash	$ 4,697
Accounts receivable, less allowance for doubtful
accounts of $40,440	50,257
Total current assets	54,954

Property and equipment, less accumulated
depreciation of $11,667 (Note 3)	116,667
Other assets	10,260

$181,881
Liabilities and Shareholders' Deficit

Current liabilities:
Accounts payable and accrued liabilities	$ 66,118
Deferred revenue	39,542
Capital lease obligations (Note 4)	24,943
Notes payable to officer (Note 2)	53,861
Accrued interest payable to officer (Note 2)	2,123

Total current liabilities	186,587

Shareholders' deficit (Notes 2 and 5):
Preferred stock, $.01 par value; 50,000,000 shares authorized,
-0- shares issued and outstanding	-
Common stock, $.001 par value; 100,000,000 shares authorized,
300,000 shares issued and outstanding	300
Additional paid-in capital	25,300
Retained deficit	(30,306)

Total shareholder' deficit	(4,706)

$181,881

ROVER TELCOM CORPORATION
STATEMENT OF OPERATIONS
October 5, 2001 (Inception) Through June 30, 2002

Sales, net.	$ 113,230
Cost of sales	52,437
Gross profit	60,793
Operating expenses:
Selling, general and administrative expenses	77,126
Stock-based compensation:
Legal	5,000
Consulting	6,250
Contributed rent (Note 2)	600
Total operating expenses	(88,976)
Loss from operations	(28,183)
Interest expense (Note 2)	(2,123)
Loss before income taxes	(30,306)
Provision for income taxes (Note 6)	-
Net loss	$ (30,306)
Basic and diluted loss per common share	$ (0.10)
Weighted average common shares outstanding	300,000

ROVER TELCOM CORPORATION
STATEMENT OF CHANGES IN SHAREHOLDERS' DEFICIT

					Additional
	Preferred Stock		Common Stock		paid-in	Retained
	Shares	Amount	Shares	Amount	capital	Deficit	Total

Balance at
October 5, 2001 (inception)	-	$ -	-	$ -	$ -	$ -	$ -
March 2002, common stock
issued to an officer in exchange
for extinguishment of debt,
$.08 per share (Note 2)	-	-	165,000	165	13,585	-	13,750
March 2002, common stock
issued to officers in exchange
for services, $.08 per share
(Note 2)	-	-	135,000	135	11,115	-	11,250
Office space contributed by
an officer (Note 2)	-	-	-	-	600	-	600
Net loss	-	-	-	-	-	(30,306)	(30,306)
Balance at
June 30, 2002	-	$ -	300,000	$ 300	$ 25,300	$ (30,306)	$ (4,706)

ROVER TELCOM CORPORATION
STATEMENT OF CASH FLOWS
October 5, 2001 (Inception) Through June 30, 2002
Cash flows from operating activities:
Net loss	$ (30,306)
Adjustments to reconcile net loss to net cash
used by operating activities:
Depreciation	11,667
Stock-based compensation (Note 2)	11,250
Contributed rent (Note 2)	600
Changes in current assets and current liabilities:
Receivables	(1,229)
Accounts payable and accrued liabilities	257
Deferred revenue	4,135
Accrued interest payable	2,123
Net cash used in operating activities	(1,503)
Cash flows from investing activities:
Advances paid to merger candidate	(61,411)
Net cash used in investing activities	(61,411)
Cash flows from financing activities:
Proceeds from notes payable issued to an officer (Note 2)	67,611
Net cash provided by financing activities	67,611
Net change in cash and cash equivalents	4,697
Cash, beginning of period	-
Cash, end of period.	$ 4,697
Supplemental disclosure of cash flow information:
Cash paid during the year for:
Income taxes	$ -
Interest	$ -
Non-cash investing and financing activities:
Common stock issued to an officer in exchange for
the extinguishment of debt (Note 2)	$ 13,750
Operations of Net Asset acquired from Inforum in
exchange for assumption of the related liabilities (Note 1	$ 181,881

ROVER TELCOM CORPORATION
Notes to Financial Statements

(1)      Summary of Significant Accounting Policies

Organization and Basis of Presentation

Rover Telcom Corporation (the "Company") was incorporated under the laws of Colorado on October 5, 2001 to engage in any lawful corporate undertaking.

Effective April 1, 2002, the Company entered into an Asset Purchase and Lock-up Agreement (the "Agreement") with Inforum Communications, Inc. ("Inforum") (see Note 7). Under the terms of the Agreement, the Company acquired all of the assets of Net Asset, an Internet service provider ("ISP") and division of Inforum, in exchange for assuming certain related liabilities. No debt to Inforum was assumed. In addition, the Company's president issued Inforum 91,025 common shares of Basic Technologies, Inc. ("BTI"), a common-control affiliate of the Company. The transaction was accounted for as a purchase. Accordingly, the accompanying financial statements include the operations of Net Asset for the period from April 1, 2002 (date of acquisition) through June 30, 2002. No goodwill was recorded.

Effective July 1, 2002, the Company entered into an Agreement and Plan of Reorganization with BTI (see Note 8).

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying financial statements, the Company has a limited operating history with losses since inception. These factors, among others, may indicate that the Company will be unable to continue as a going concern for reasonable period of time.

The financial statements do not include any adjustments relating to the recoverability and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company's continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis and ultimately to attain profitability. The Company intends to seek additional funding through equity offerings to fund its business plan. There is no assurance that the Company will be successful in raising additional funds.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments with original maturities of three months or less when acquired, to be cash equivalents. The Company had no cash equivalents at June 30, 2002.

Income Taxes

The Company accounts for income taxes under the provisions of SFAS No. 109, Accounting for Income Taxes (SFAS 109). SFAS 109 requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

Earnings (Loss) per Common Share

Basic earnings per share is computed by dividing income available to common shareholders (the numerator) by the weighted-average number of common shares (the denominator) for the period. The computation of diluted earnings per share is similar to basic earnings per share, except that the denominator is increased to include the number of additional common shares that would have been outstanding if potentially dilutive common shares had been issued.

At June 30, 2002, there was no variance between basic and diluted loss per share as there were no potentially dilutive common shares outstanding.

Financial Instruments

At June 30, 2002, the fair value of the Company's financial instruments approximate fair value due to the short-term maturity of the instruments.

Stock-based Compensation

The Company accounts for stock-based employee compensation arrangements in accordance with Accounting Principles Board ("APB") Opinion 25, "Accounting for Stock Issued to Employees" and complies with the disclosure provisions of SFAS No. 123, "Accounting for Stock-Based Compensation." Under APB No. 25, compensation expense is based on the difference, if any, on the date of grant, between the fair value of the Company's stock and the exercise price. The Company accounts for stock issued to non-employees in accordance with the provisions of SFAS No. 123.

Fiscal Year-end

The Company operates on a fiscal year ending June 30.

(2)      Related Party Transactions

An officer contributed office space to the Company for the period presented. The office space was valued at $100 per month based on the market rate in the local area and is included in the accompanying financial statements as contributed rent.

During the period ended June 30, 2002, an officer loaned the Company $67,611 in exchange for a promissory note. The note carries a ten percent interest rate and is due on demand. In March 2002, the Company issued the officer 165,000 shares of its common stock in exchange for the extinguishment of $13,750 on the above promissory note. As of June 30, 2002, the principal balance and accrued interest on the note totaled $53,861 and $2,123, respectively.

During March 2002, the Company issued 135,000 shares of its $.001 par value restricted common stock to two officers of the Company in exchange for legal and consulting services. On the transaction date, the Company's common stock had no reliable market value. The value of the services could not be objectively measured as the services were rendered by related parties. The shares were valued by the Board of Directors at $.08 per share based on the estimated fair value of the services rendered. Stock-based compensation expense of $11,250 was recognized in the accompanying financial statements for the period ended June 30, 2002.

(3)      Property and Equipment

Property and equipment consisted of the following at June 30, 2002:
Furniture	$ 4,583
Communications equipment	123,750
128,333
Accumulated depreciation	(11,667)

$ 116,666

Depreciation expense totaled $11,667 for the period from October 5, 2001 (inception) through June 30, 2002.

(4)      Capital Lease Obligations

The Company utilized certain equipment under capital lease. Assets under capital lease are capitalized using interest rates appropriated at the inception of each lease. The lease requires the lessee to pay taxes, maintenance, insurance and certain other operating costs of the leased property over the term of the lease. The total cost of assets under capital leases and accumulated amortization as of June 30, 2002 was $42,191.

(5)      Shareholders' Deficit

Preferred Stock

The Board of Directors is authorized to issue shares of preferred stock in series and to fix the number of shares in such series as well as the designation, relative rights, powers, preferences, restrictions, and limitations of all such series. The Company had no preferred shares issued and outstanding at June 30, 2002.

(6)      Income Taxes

A reconciliation of the U.S. statutory federal income tax rate to the effective tax rate is as follows:
October 5, 2001
(Inception)
Through
June 30, 2002
U.S. Federal statutory graduated rate	15.00%
State income tax rate, net of federal benefit	3.94%
Contributed rent	-0.38%
Net operating loss for which no tax
benefit is currently available	-18.56%
0.00%

At June 30, 2002, deferred tax assets consisted of a net tax asset of $5,625, due to operating loss carryforwards of $29,706, which was fully allowed for, in the valuation allowance of $5,625. The valuation allowance offsets the net deferred tax asset for which there is no assurance of recovery. The change in the valuation allowance for the period from October 5, 2001 (inception) through June 30, 2002 totaled $5,625. The current tax benefit also totaled $5,625 for the period from October 5, 2001 (inception) through June 30, 2002. The net operating loss carryforward expires through the year 2022.

The valuation allowance will be evaluated at the end of each year, considering positive and negative evidence about whether the deferred tax asset will be realized. At that time, the allowance will either be increased or reduced; reduction could result in the complete elimination of the allowance if positive evidence indicates that the value of the deferred tax assets is no longer impaired and the allowance is no longer required.

Should the Company undergo an ownership change as defined in Section 382 of the Internal Revenue Code, the Company's tax net operating loss carryforwards generated prior to the ownership change will be subject to an annual limitation, which could reduce or defer the utilization of these losses.

(7)      Pro Forma Financial Information

The following unaudited pro forma condensed statements of operations give effect to the acquisition of Net Asset's operations as if it had occurred at the beginning of the periods presented. The unaudited pro forma financial information should be read in conjunction with the separate audited financial statements and notes thereto of each of the companies included in the pro forma.

The unaudited pro forma condensed statements of operations are not necessarily indicative of results of operations had the acquisition occurred at the beginning of the periods presented nor of results to be expected in the future.
PRO FORMA CONDENSED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2001
Unaudited

		Net
	Rover *	Asset	Pro Forma
Sales	$ -	$ 636,978	$ 636,978
Cost of sales	-	(292,253)	(292,253)
Operating expenses	(18,050)	(1,710,331)	(1,728,381)
Non-operating expenses	(2,123)	(2,289)	(4,412)
Net loss	$ (20,173)	$ (1,367,895)	$ (1,388,068)

Net loss per share - basic and diluted.	$ (0.07)	N/A	$ (4.63)
Basic and diluted common shares outstanding	300,000	N/A	300,000
*	Rover's financial information includes the operations from October 5, 2001 (inception) through June 30, 2002
PRO FORMA CONDENSED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000
Unaudited

		Net
	Rover	Asset	Pro Forma
Sales	$ -	$ 709,075	$ 709,075
Cost of sales	-	(540,702)	(540,702)
Operating expenses	-	(1,532,002)	(1,532,002)
Non-operating expenses	-	(16,021)	(16,021)
Net loss	$ -	$(1,379,650)	$ (1,379,650)

Net loss per share - basic and diluted	$ -	N/A	$ (4.60)
Basic and diluted common shares outstanding	300,000	N/A	300,000

(8)      Subsequent Event

Effective July 1, 2002, the Company entered into an Agreement and Plan of Reorganization with BTI. Under this agreement, BTI acquired all of the issued and outstanding common stock of Rover in exchange for 3.75 million shares of BTI. At the time of the Reorganization, Rover and BTI were affiliates, under common control.

NET ASSET OF FRESNO

Page
Report of Independent Auditors	F-2
Statements of Net Assets at March 31, 2002 (unaudited) and December 31, 2001	F-3
Statements of Divisional Operations for the three months ended March 31, 2002 and 2001 (unaudited) and for the years ended December 31, 2001
and 2000	F-4
Statements of Divisional Cash Flows for the three months ended March 31, 2002 and 2001 (unaudited) and for the years ended December 31, 2001
and 2000	F-5
Notes to Financial Statements	F-7

Report of Independent Auditors

To the Board of Directors and Shareholders
Inforum Communications, Inc.

We have audited the accompanying statement of net assets of Net Asset of Fresno (a division of Inforum Communications, Inc.) as of December 31, 2001, and the related statements of divisional operations and cash flows for two years then ended. The statement of net assets and statements of divisional operations are the responsibility of the Division's management. Our responsibility is to express an opinion on the statement of net assets and statements of divisional operations based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of net assets and statements of divisional operations are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of net assets and statements of divisional operations. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of net assets and statements of divisional operations. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of net assets and statements of divisional operations referred to above present fairly, in all material respects, the net assets of Net Asset of Fresno (a division of Inforum Communications, Inc.) as of December 31, 2001, and the related statements of divisional operations and cash flows for the two years then ended in conformity with accounting principles generally accepted in the United States.

As more fully described in Note 2, the Division is economically dependent on its parent company for its continued existence.

Cordovano and Harvey, P.C.
Denver, Colorado
November 11, 2002

NET ASSET OF FRESNO
(A Division of Inforum Communications, Inc.)
Statement of Net Assets

	March 31, 2002	December 31, 2001
	(unaudited)

Assets
Current assets:
Cash	$ 24,418	$13,500
Receivables:
Trade, net of allowance for doubtful accounts of $39,451 and $46,564, respectively	49,028	57,869
Employee advances	-	886
Prepaid expenses and other	-	5,312
Total current assets	73,446	77,567

Property and equipment, net of accumulated depreciation of $906,937 and $895,270, respectively	128,333	140,000
	$ 201,779	$217,567

Liabilities and Net Assets

Current liabilities:
Accounts payable	$ 62,913	$ 128,388
Accrued liabilities	13,789	13,300
Capital lease obligation (Note 4)	24,943	24,943
Short-term debt (Note 2)	41,411	-
Deferred revenue	35,407	45,301
Total current liabilities	178,463	211,932

Commitments (Note 4)	-	-

Net assets (Note 2):
Contributed capital	4,855,749	4,679,300
Divisional operating losses	(4,832,433)	(4,673,665)
Net assets	23,316	5,635

	$ 201,779	$ 217,567

See accompanying notes to financial statements.

NET ASSET OF FRESNO
(A Division of Inforum Communications, Inc.)
Statement of Divisional Operations

	Three Months Ended		Years Ended
	March 31,		December 31,
	2002	2001	2001	2000
	(unaudited)	(unaudited)
Revenues	$ 131,409	$ 170,928	$ 636,978	$ 709,075

Costs and expenses:
Cost of revenues	60,856	80,540	292,253	540,702
Selling, general and administrative	96,486	311,623	1,207,860	1,489,630
Provision for bad debt	36	2,312	10,335	42,372
Impairments (Note 5)	-	-	492,136	-

Total divisional costs and expenses	157,378	394,475	2,002,584	2,072,704

Divisional loss from operations	(25,969)	(223,547)	(1,365,606)	(1,363,629)

Interest income	-	-	-	608
Interest expense.	-	1,484	2,289	16,629

Net divisional operating loss	$ (25,969)	$(222,063)	$(1,363,317)	$(1,346,392)

Pro forma adjustments (Notes 1 & 2):
Income tax provision	-	-	-	-
Corporate management service	14,867	16,053	58,809	109,972

Pro forma net divisional operating loss	$ (40,836)	$ (238,116)	$(1,422,126)	$(1,456,364)

See accompanying notes to financial statements.

NET ASSET OF FRESNO
(A Division of Inforum Communications, Inc.)
Statements of Cash Flows

	Three Months Ended		Year Ended
	March 31,		December 31,
	2002	2001	2001	2000
Cash flows from divisional operating activities:	(unaudited)	(unaudited)
Net loss	$ (25,969)	$ (225,034)	$ (1,367,895)	$ (1,379,650)
Adjustments to reconcile net loss to net cash used by operating activities:
Depreciation	11,667	195,282	781,128	781,128
Impairment of goodwill	-	-	132,800	70,688
Impairment of assets	-	-	359,336	-
Changes in operating assets and liabilities:
Receivables	8,840	(4,792)	3,930	(113,424)
Prepaid expenses and other current assets	6,199	(15,129)	15,986	(14,812)
Accounts payable	(65,474)	(32,641)	52,093	76,295
Accrued liabilities	489	37,593	3,053	5,945
Deferred revenue	(9,894)	(2,752)	(19,853)	(39,070)

Net cash used in divisional operating activities	(74,142)	(47,473)	(39,422)	(612,900)

Cash flows from divisional investing activities:
Acquisition of equipment and leasehold improvements	-	(9,058)	-	(165,729)
Other	-	-	-	-

Net cash used in divisional investing activities	-	(9,058)	-	(165,729)

Cash flows from divisional financing activities:
Working capital advance from Rover shareholders (Note 1)	41,411	-	-	-
Repayments of capital lease obligations	-	-	(36,116)	(68,909)
Cash contributed by Inforum	43,649	55,959	86,617	831,097
Net cash provided by divisional financing activities	85,060	55,959	50,501	762,188

Net increase (decrease) in cash	10,918	(572)	11,079	(16,441)

Cash, beginning of period	13,501	2,422	2,422	18,863

Cash, end of period	$ 24,419	$ 1,850	$ 13,501	$ 2,422

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Income taxes	$ -	$ -	$ -	$ -
Interest	$ -	$ 1,484	$ 2,289	$ 16,021

Non-cash financing activities:
Equipment acquired under capital leases	$ -	$ 1,484	$ -	$ 38,273

See accompanying notes to financial statements.

NET ASSET OF FRESNO
(A Division of Inforum Communications, Inc.)
Notes to Financial Statements

(1)       Summary of Significant Accounting Policies

Organization and Basis of Presentation

In April 1999, Inforum Communications, Inc. (Inforum) purchased the internet service provider (ISP) operations of Net Asset, LLC from its members. Inforum operated the ISP as a division until April 1, 2002, at which time it sold the division to Rover Telcom Corporation (Rover). For accounting purposes, the ISP was a component of a business enterprise. Effective April 1, 2002, Rover entered into an Asset Purchase and Lock-up Agreement (the "Agreement") with Inforum. Under the terms of the Agreement, Rover acquired all of the assets of Net Asset of Fresno (the "Division") in exchange for assuming certain related liabilities. In addition, the Rover's president issued Inforum 91,025 shares of Basic Technologies, Inc. ("BTI"), a common-control affiliate of the Rover. At the time of the asset purchase, the Division's assets exceeded its liabilities by $5,866. In contemplation of the acquisition, during the three months ended March 31, 2002, principle shareholders of Rover advanced $41,411 to the Division for working capital.

Effective July 1, 2002, Rover entered into an Agreement and Plan of Reorganization with BTI. Under this agreement, BTI acquired all of the issued and outstanding common stock of Rover in exchange for 3.75 million shares of BTI. At the time of the Reorganization, Rover and BTI were affiliates, under common control.

The accompanying Statements of Net Assets and Statements of Divisional Operations have been prepared from the books and records maintained by the Division and Inforum. The Statements of Divisional Operations may not necessarily be indicative of the results of operations that would have been obtained if the Division had been operated as an independent entity. The Statements of Divisional Operations include pro forma allocations of corporate services and overhead.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments with original maturities of three months or less when acquired, to be cash equivalents. The Company had no cash equivalents at December 31, 2001.

Income Taxes

As a component of a business enterprise, the Division was not directly subject to federal and state income taxes. The Division was included in the consolidated tax return of Inforum. As a result, Statements of Divisional Operations do not reflect a tax provision of a separate return basis. The Statements of Divisional Operations reflects pro forma presentation calculated on a separate return basis for the most recent interim period and the previous two years. No tax benefits were utilized by Inforum.

Impairment of long-lived assets and certain identifiable intangibles

The Company evaluates the carrying value of its long-lived assets under the provisions of Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of. Statement No. 121 requires impairment losses to be recorded on long-lived assets used in operations, including goodwill, when indicators of impairment are present and the undiscounted future cash flows estimated to be generated by those assets are less than the assets' carrying amount. In addition, the recoverability of goodwill is further evaluated under provisions of APB Opinion No. 17, Intangible Assets, based upon estimated fair value. If such assets are impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceed fair value of the assets. Assets to be disposed of are reported at the lower of the carrying value or fair value, less costs to sell.

(2)       Related Party Transactions

The Division operated independently of its parent, Inforum, with respect to products and customers. However, the Division was wholly dependent on Inforum for financing. Inforum paid certain expenses, such as leases and payroll, on behalf of the Division. Inforum accounted for these costs in an "intercompany" account that tracked the cumulative payments made on behalf of the Division. Inforum recorded such payments as a charge to divisional cost and an increase to the intercompany account. The intercompany account is reflected as contributed capital in the Statement of Net Assets. No intercompany account interest cost was charged to the Division. Nonrecurring expenses were paid at the division level.

Inforum did not charge corporate management services to the division and accordingly, such expense cannot be separately identified. In the opinion of management, the following allocation of corporate management services is based on reasonable estimates:
		Three Months
		Ended	Years Ended
	Allocation	March 31,	December 31,
Corporate Management Services	Method	2002	2001	2000
Accounting	Time & attendance	$ 4,000	$ 4,000	$ 16,000
Administration	Time & attendance	1,125	1,125	4,500
Human resources	Time & attendance	875	875	3,500
Management	Time & attendance	3,000	3,000	12,000
Purchasing	Time & attendance	1,050	1,050	4,200
Rent	Sq. footage	250	250	1,000
Insurance	Actual costs	625	625	2,500
Professional services	Actual costs	-	-	45,000
Merchant fees	3% gross revenue	3,942	5,128	21,272
		$ 14,867	$ 16,053	$ 109,972

(3)       Property and Equipment

Property and equipment consisted of the following at March 31, 2002 and December 31, 2001:
	March 31,	December 31,
	2002	2001
	(unaudited)
Furniture	$ 5,000	$ 5,000
Communications equipment	1,030,270	1,030,270

	1,035,270	1,035,270
Accumulated depreciation	(906,937)	(895,270)

	$ 28,333	$ 140,000

Depreciation expense totaled $11,667, $69,903 (unaudited), $279,612 and $279,616 for the three months ended March 31, 2002 and 2001, and for the years ended December 31, 2001 and 2000, respectively.

(4)       Capital lease obligation

The Division utilized certain equipment under capital lease. Assets under capital lease are capitalized using interest rates appropriated at the inception of each lease. The lease requires the lessee to pay taxes, maintenance, insurance and certain other operating costs of the leased property over the term of the lease. The total cost of assets under capital leases and accumulated amortization as of March 31, 2002 was $42,191 and $21,096, respectively. The total cost of assets under capital leases and accumulated amortization as of December 31, 2001 was $42,191 and $17,580, respectively.

(5)       Impairment charges

In the fourth quarter of 2001, management recorded an asset impairment charge of $132,800 related to a write off of goodwill and an asset impairment charge of $359,336 related to a write off of property and equipment as required by SFAS No. 121 "Accounting for the Impairment of Long-Lived Assets and Assets to be Disposed of," for the ISP operations acquired in 1999. This charge has been recorded as a separate component of operating expenses and reflects the lack of cash flow from operations to support future growth and the competitiveness of the industry in supplying customers in the ISP retail market.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET
AS OF JUNE 30, 2002

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2002

The unaudited Pro Forma Combined Balance Sheet as of June 30, 2002 and unaudited Pro Forma Combined Statements of Operations for the year ended June 30, 2002 (collectively the Pro Forma Combined Financial Statements) give effect to the acquisition by Basic Technologies, Inc. of all of the outstanding common stock of Rover Telcom, Inc., a company under common control. The acquisition was accounted for as a transaction between entities under common control. The transaction was valued at historical cost. The pro forma combined financial statements were taken from the financial statements of Basic Technologies, Inc. as of and for the year ended June 30, 2002 and the financial statements of Rover Telcom Corporation as of June 30, 2002 and for the period from October 5, 2001 (inception) through June 30, 2002. The pro forma combined financial statements were prepared as if the acquisition took place on July 1, 2001.

The Pro Forma Combined Statements of Operations were prepared assuming that the acquisition described above was consummated as of the beginning of each period presented. The Pro Forma Combined Balance Sheet was prepared assuming that the transaction was consummated as of June 30, 2002.

The unaudited Pro Forma Combined Financial Statements are based upon historical financial statements of the Registrant and Rover Telcom Corporation.

The pro forma adjustments and the resulting pro forma combined financial statements have been prepared based upon available information and certain assumptions and estimates deemed appropriate by the Registrant.

The Pro Forma Combined Balance Sheet and the Pro Forma Combined Statements of Operations are not necessarily indicative of the results of operations that actually would have been achieved had the acquisition been consummated as of the dates indicated, or that may be achieved in the future. Furthermore, the Pro Forma Combined Financial Statements do not reflect changes that may occur as the result of post-combination activities and other matters.

The Pro Forma Combined Financial Statements and notes thereto should be read in conjunction with the accompanying audited financial statements of the Registrant in its Annual Report on Form 10-KSB for the year ended June 30, 2002 and the historical financial statements and notes thereto of Rover Telcom Corporation.

Unaudited Pro Form Condensed, Combined Financial Information
June 30, 2002

The following unaudited pro forma condensed, combined balance sheet and pro forma condensed, combined statement of operations give effect to the acquisition by Basic Technologies, Inc. of all of the outstanding common stock of Rover Telcom Corporation.

These unaudited pro forma condensed, combined statements are not necessarily indicative of results of operations had the acquisitions occurred at July 1, 2001, nor the results to be expected in the future.

The following footnotes should be read in understanding pro forma adjustments to the unaudited pro forma condensed, combined balance sheet:

A)

The merger was a transaction of entities under common control, and accordingly, was accounted for at historical cost. The Company exchanged 3.75 million shares of common stock for all of the issued and outstanding common stock of Rover Telcom Corporation. The acquisition is treated as a reverse acquisition, whereby Rover is considered the surviving entity. Costs of the transaction have been charged to the period.

PRO FORMA CONDENSED COMBINED
Balance Sheet
June 30, 2002
(Unaudited)

	Basic	Rover		Pro Forma
	Technologies	Telcom		Adjustments	Pro Forma
	Inc.	Inc.		Inc. (Dec)	Combined

Assets
Current assets:
Cash	-	$ 4,697		$ -	$4,697
Accounts receivable, net	$ -	50,257		-	50,257
Total current assets	-	54,954		-	54,954

Property and equipment, net	-	116,667		-	116,667

Other assets:
Other assets	-	10,260		-	10,260
Organization costs, net	261	-		-	261
Deferred tax asset	193,484	-		-	193,484

	$ 193,745	$ 181,881		$ -	$ 375,626

Liabilities and Shareholders' Equity
Current liabilities:
Accounts payable	$ 10,433	$ 66,118		$ -	$76,551
Deferred revenue	-	39,542		-	39,542
Capital lease obligations	-	24,943		-	24,943
Notes payable to officer	-	53,861		-	53,861
Accrued expenses and interest payable	47,537	2,123		-	49,660
Total current liabilities	57,970	186,587		-	244,557

Shareholders' equity:
Common stock	88	300	A	(300)
			A	38	126
Additional paid-in capital	919,740	25,300	A	263
			A	(307,738)
			A	41,750
			A	(518,065)	161,249
Distributions	(307,738)	-	A	307,738	-
Paid stock subscriptions	41,750	-	A	(41,750)	-
Retained deficit	(518,065)	(30,306)	A	518,065	(30,306)
Total shareholders' equity	135,775	(4,706)		-	131,069

	$ 193,745	$ 181,881		$ -	$ 375,626

Unaudited Pro Form Condensed, Combined Financial Information
June 30, 2002

The following unaudited pro forma condensed, combined statement of operations gives effect to the acquisition by Basic Technologies, Inc. of all of the outstanding common stock of Rover Telcom Corporation.

This unaudited pro forma condensed, combined statement of operations is not necessarily indicative of results of operations had the acquisition occurred at July 1, 2001, nor the results to be expected in the future.

The following footnote should be read in understanding pro forma adjustments to the unaudited pro forma condensed, combined statement of operations.

B)    Adjustment to eliminate consulting and legal fees that would not have been incurred.

PRO FORMA CONDENSED COMBINED
Statement of Operations
For the Year Ended June 30, 2002
(Unaudited)

	Basic	Rover		Pro Forma
	Technologies	Telcom		Adjustments	Pro Forma
	Inc.	Inc.		Inc. (Dec)	Combined

Rental income	$ 172,295	$ 113,230		$ -	$ 285,525
Cost of sales	-	52,437		-	52,437
Gross profit	172,295	60,793		-	233,088

Operating expenses:
Selling, general and administrative	718,237	77,126		-	795,363
Amortization and depreciation	47,027	-		-	47,027
Stock based compensation:					-
Legal	-	5,000	B	(5,000)	-
Consulting	-	6,250	B	(6,250)	-
Contributed rent	-	600		-	600
Bad debt expense	3,103	-		-	3,103
Total operating expenses	768,367	88,976		(11,250)	846,093

Net loss before interest and taxes	(596,072)	(28,183)		-	(624,255)
					-
Interest income	2,369	-		-	2,369
Interest expense	(50,414)	(2,123)		-	(52,537)
Loss before income taxes	(644,117)	(30,306)		-	(674,423)

Other income (expense):
Gain (loss) on asset/debt disposition	(1,018)	-		-	(1,018)
Gain (loss) on lawsuit settlement	5,062	-		-	5,062
Gain (loss) on distribution of founder's stock	307,738	-		-	307,738
Deferred tax benefit	64,551	-		-	64,551
Total other income (expense)	376,333	-		-	376,333

Net loss	$ (267,784)	$ (30,306)		$ 11,250	$ (298,090)
Net loss per share:
Basic	(0.03)			N/A	(0.02)
Shares used for computing net loss per share	8,926,134			3,750,000	12,676,134

* Less than $.01

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
BASIC TECHNOLOGIES, INC.
Date: November 12, 2002	By: /s/ Gary L. Brown Gary L. Brown, President